Financial risk management	12 Months Ended
Dec. 31, 2023
Disclosure of Risk Management [abstract]
Financial risk management
23. Financial risk management
23.1 Financial risk factors
Eldorado’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk, interest rate risk and metal price and global market risk), credit risk and liquidity risk. Eldorado’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.
(i)    Market risk
a.Foreign exchange risk
The Company operates principally in Turkiye, Canada and Greece, and is therefore exposed to foreign exchange risk arising from transactions denominated in foreign currencies. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the Company's functional currency.
Eldorado’s cash and cash equivalents, accounts receivable, marketable securities, non-current assets, accounts payable and accrued liabilities and other current and non-current liabilities are denominated in several currencies, and are therefore subject to fluctuation against the U.S. dollar.
In April 2023, in conjunction with the Term Facility, the Company entered into foreign exchange contracts to fix the U.S. Dollar to Euro exchange rate for a portion of the Term Facility repayments (Note 27(f)), reducing its exposure to foreign exchange risk.
In August 2023, the Company entered into foreign exchange forward contracts to fix the U.S. Dollar to Euro exchange rate for a portion of the Company’s equity commitment for the Skouries project (Note 27(b)), reducing its exposure to foreign exchange risk.
The Company continues to use zero-cost collars to reduce the risk associated with fluctuations of the Euro and Canadian dollar (Note 27(a)) at Olympias and Lamaque, respectively.
The tables below summarize Eldorado’s exposure to various currencies denominated in the foreign currency at December 31, 2023 and 2022. The tables do not include amounts denominated in U.S. dollars as at December 31, 2023.
23. Financial risk management (continued)

	December 31, 2023

	Canadian dollar	Euro	Turkish lira
	$	€	TRY

Cash and cash equivalents	12,898	98,566	125,697
Accounts receivable and other	14,759	17,392	350,649
Current derivative assets	—	414	—
Other non-current assets	2,681	67,453	—
Investments in marketable securities	133,305	—	—
Accounts payable and other	(97,211)	(92,650)	(1,817,969)
Non-current derivative liabilities	—	(10,917)	—
Non-current debt - Term Facility	—	(156,194)	—
Other non-current liabilities	(13,707)	(4,652)	(201,567)
Net balance	52,725	(80,588)	(1,543,190)

Equivalent in U.S. dollars	$40,014	$(89,056)	$(52,421)

Other foreign currency net liability exposure is equivalent to $160 U.S. dollars.

	December 31, 2022

	Canadian dollar	Euro	Turkish lira
	$	€	TRY

Cash and cash equivalents	19,895	10,567	33,598
Accounts receivable and other	10,939	10,728	225,605
Other non-current assets	2,680	51,986	—
Investments in marketable securities	74,085	—	—
Accounts payable and other	(72,690)	(73,345)	(731,913)
Other non-current liabilities	(13,468)	(3,870)	(118,793)
Net balance	21,441	(3,934)	(591,503)

Equivalent in U.S. dollars	$16,180	$(4,271)	$(31,633)

Other foreign currency net liability exposure is equivalent to $150 U.S. dollars.

Based on the balances as at December 31, 2023, a 1% increase or decrease in the U.S. dollar exchange rate against all of the other currencies on that date would have resulted in an increase or decrease of approximately $942 (2022 – $61) in earnings before income tax.
Based on the outstanding foreign exchange forward contracts (Note 27(f)) as at December 31, 2023, a 10% strengthening (weakening) of the Euro against the U.S. Dollar across the forward curve would result in an increase (decrease) to earnings before income tax of approximately $17 million.
Cash flows from operations are exposed to foreign exchange risk, as commodity sales are set in U.S. dollars and a certain amount of operating expenses are in the currency of the country in which mining operations take place.
23. Financial risk management (continued)
b.Metal price and global market risk
The Company is subject to price risk for fluctuations in the market price of gold and the global concentrate market. Gold and other metals prices are affected by numerous factors beyond the Company’s control, including central bank sales, demand for concentrate, producer hedging activities, the relative exchange rate of the U.S. dollar with other major currencies, global and regional demand, changes to import taxes and political and economic conditions. The commodity price risk associated with financial instruments relates primarily with the fair value changes caused by final settlement pricing adjustments to trade receivables.
Worldwide gold and other metals production levels also affect their prices, and the price of these metals is occasionally subject to rapid short-term changes due to speculative activities. From time to time, the Company may use commodity price contracts to manage its exposure to fluctuations in the price of gold and other metals.
Other price risk is the risk that the value of a financial instrument will fluctuate as a result of changes in market prices. This includes equity price risk, whereby the Company’s investments in marketable securities are subject to market price fluctuation.
In April 2023, in conjunction with the Term Facility, the Company entered into gold and copper commodity swap contracts, reducing its exposure to fluctuations in future metal prices. The contracts settle on July 7, 2026, based on the average applicable commodity price over the period of June 1, 2026, to June 30, 2026 (Note 27(d)).
Based on the outstanding gold commodity swap contracts (Note 27(d)) as at December 31, 2023, a $200 per ounce increase (decrease) in the gold forward curve would result in a decrease (increase) to earnings before income tax of approximately $6 million.
Based on the outstanding copper commodity swap contracts (Note 27(d)) as at December 31, 2023, a $1,000 per tonne increase (decrease) in the copper forward curve would result in a decrease (increase) to earnings before income tax of approximately $6 million.
In May 2023, the Company entered into zero-cost gold collars to reduce the risk associated with fluctuations of the price of gold and to manage cash flow variability during the construction period of Skouries. Under the gold collars, 16,667 ounces settle monthly during the period from June 2023 through December 2025 (Note 27(c)).
Based on the outstanding gold collars (Note 27(c)) as at December 31, 2023, a $200 per ounce increase (decrease) in the gold forward curve would result in a decrease (increase) to earnings before income tax of approximately $15 million ($19 million).
c.Interest rate risk
Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market interest rates. Current financial assets and financial liabilities are generally not exposed to interest rate risk because of their short-term nature. Borrowings under the Company's senior notes are at a fixed interest rate of 6.25%. Borrowings under the Company's revolving credit facility, if drawn, are at variable rates of interest based on SOFR and expose the Company to interest rate risk. Borrowings under the Company's Term Facility include amounts at variable rates based on 6 month EURIBOR. To reduce interest rate risk, the Company has entered into an interest rate swaps covering 70% of the variable interest rate exposure related to the Term Facility (Note 27(e)).
Based on the outstanding interest rate swaps (Note 27(e)) as at December 31, 2023, a 50 basis point increase (decrease) in the 6 month EURIBOR forward curve would result in an increase (decrease) to earnings before income tax of approximately $7 million.
23. Financial risk management (continued)
(ii) Credit risk
Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents, restricted cash, term deposits, derivative assets and accounts receivable.
The Company manages credit risk by entering into business arrangements with high credit-quality counterparties, limiting the amount of exposure to each counterparty and monitoring the financial condition of counterparties. In accordance with the Company's short-term investment policy, term deposits and short-term investments are principally held with high credit quality financial institutions as determined by rating agencies. The Company invests its cash and cash equivalents in major financial institutions and in government issuances, according to the Company's short-term investment policy. The Company monitors the credit ratings of all financial institutions in which it holds cash and investments.
Turkish Lira deposits held at a Turkish banking institution equivalent to $35,000 matured in February 2023, reducing the Company's exposure to credit risk.
Payment for metal sales is normally in advance or within fifteen days of shipment depending on the buyer. While the historical level of customer defaults is negligible, which has reduced the credit risk associated with trade receivables at December 31, 2023, there is no guarantee that buyers, including under exclusive sales arrangements, will not default on their commitments, which may have an adverse impact on the Company's financial performance.
(iii)    Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. The Company manages liquidity by spreading the maturity dates of investments over time, managing its capital expenditures and operational cash flows, and by maintaining adequate lines of credit. Management uses a rigorous planning, budgeting and forecasting process to help determine the funds the Company will need to support ongoing operations and development plans.
The Company's equity commitment for the Skouries project is backstopped by a letter of credit issued under the Company's revolving credit facility. As at December 31, 2023, after giving effect to investments in the project to date and including proceeds from the EBRD investment, the amount outstanding under the letter of credit for Skouries was €126,211 ($139,463) and the Company's available balance on the revolving credit facility was $110,215. The letter of credit will continue to be reduced Euro for Euro as the Company invests further in the Skouries project.
Management continues to monitor the Company’s capabilities to meet ongoing debt and other commitments, including reviewing its operating costs and capital budget to reduce expenditures if required.
Contractual maturities relating to debt and other obligations are included in Note 24. All other financial liabilities are due within one year.
23.2 Capital risk management
Eldorado’s objective is to maintain a strong capital base so as to maintain investor, creditor and market confidence and to sustain future development of the Company's mining projects. Capital consists of all of the components of equity which includes share capital from common shares, contributed surplus, accumulated other comprehensive income (loss), deficit and non-controlling interests.
Eldorado monitors capital on the basis of the debt to capital ratio and net debt to EBITDA. The debt to capital ratio is calculated as debt, including current and non-current debt, divided by capital plus debt. The net debt to EBITDA ratio is calculated as debt, including current and non-current debt, less cash, cash equivalents and term deposits, divided by earnings before interest costs, taxes, depreciation and amortization.